Exhibit 99.1

 1  September 2026  A Global Innovator Expanding And Reinventing Protein Degrader Therapeutics

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including Gyre’s ability to leverage China operations for discovery, validation and development of therapeutics, clinical development plans, anticipated timelines and milestones of Gyre’s degrader antibody-conjugate platform, CG923308, CG620953, CG009301, CG001419, F351 and ETUARYTM, including the geographic location and timing of anticipated regulatory submissions and approvals, and the potential therapeutic benefits, efficacy, safety and differentiation of such product candidates, and market size and commercial opportunity estimates, Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets, the safety, efficacy and clinical benefits of Gyre’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “seek”, “goal”, “assume”, “milestones”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance and financial position of Gyre; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of Gyre; the risk/benefit profile of Gyre’s product candidates; expectations regarding Gyre’s research and development efforts, including geographic location and timing of initiation of clinical trials for Gyre’s product candidates; Gyre’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.  Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre’s own internal estimates and research. While Gyre believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  2  Forward-looking Statements

 3  Gyre Is A Global Development Engine Fueled by its China Discovery and Commercialization Platform  Value Drivers  Key Features  Details  A Commercial Foundation and Integrated U.S. – China R&D Engine Support Capital-Efficient Advancement of a Diversified Pipeline  Growth Opportunities  Established Innovation Engine  Global Infrastructure  Commercial Footprint  Diversified R&D programs spanning across multiple indications  Both early- and late-stage pipeline assets provide near- and long-term catalysts   Supports next-generation TPD and DAC platform development  Fully-integrated R&D capabilities  Leveraging cost-efficient China operations for accelerated discovery, preclinical validation, and early clinical-stage development  ETUARYTM has been the market-leading pirfenidone brand in China for treatment of idiopathic pulmonary fibrosis (IPF)  F351 adds a near-term revenue growth catalyst for the China commercial portfolio  Degrader platform for the development of TPDs & DACs  Dual degraders for oncology/I&I  DACs in pre-IND studies  ETUARYTM FY26 Total Revenue Guidance $100.5M-$111M  F351 potential launch in early 27’  San Diego: Headquarters   Shanghai: Discovery  Beijing: Manufacturing & Sales  *TPDs = targeted protein degraders; DACs = degrader antibody conjugates

 4  Gyre’s Flexible, Capital-Efficient Global Development Strategy  China Revenue Builds &   De-Risks the Early Pipeline  U.S. Capital Advances Priority Assets Globally  Cash-flow Generation: Established commercial operations in China to help offset cash burn.  Reinvestment to R&D Engine: China-generated cash funds preclinical development quickly, at scale, and cost-efficiently, leveraging Gyre’s already-established China infrastructure.  Translational De-risking: Conduct broader preclinical and translational studies to select strongest candidates and build IND-enabling packages.  Focused Capital Allocation: U.S.-raised capital invests into the highest-priority U.S. and global clinical programs.  Flexible Clinical Routing: Initiate studies in the U.S., China or both based on the most efficient development path.  Pivotal Development and Launch: Advance selected assets through U.S. and global clinical studies, pivotal trials, regulatory approvals and launch.

# Global Development Programs and Upcoming Catalysts

| Program and Description | Indication | Pre-IND Studies | Phase 1 | Phase 2 | Phase 3 | NDA Submitted | Catalyst |
|---|---|---|---|---|---|---|---|
| DAC Platform / Next-Gen Degrader Technologies | Oncology / Inflammatory Disease Discovery Platform | | *Discovery & lead selection in China* | | | | Lead DAC selection / IND-enabling advancement |
| CDK2 / Cyclin E Degrader CG923308 | CDK4/6i-resistant Breast Cancer and Other Solid Tumors | | *IND-enabling development in China; Phase 1 in U.S. and/or China* | | | | Q1'27 IND-application submission in U.S. and/or China; Phase 1 start in 2027 |
| TYK2 / JAK 1 Degrader CG620953 | Systemic Lupus Erythematosus (SLE) & Rheumatoid Arthritis (RA) | | *IND-enabling development in China; Phase 1 in U.S. and/or China* | | | | Q1'27 IND-application submission in U.S. and/or China; Phase 1 start in 2027 |
| GSPT1 Degrader CG009301 | R/R AML, HR-MDS, R/R ALL; Solid Tumor Cancers | | | *Phase 1 dose escalation ongoing in China* | | | Phase 1 data in patients with high-risk hematologic malignancies expected at trial completion |
| TRK Degrader CG001419 | Cancer-induced Bone Pain (CIBP) | | | *Phase 1 in healthy volunteers completed in Australia; Phase 2 in U.S. or China* | | | Planning Phase 2 initiation in U.S. or China |
| Hydronidone F351 | Chronic Hepatitis B (CHB)-induced Liver Fibrosis | | | | | | NDA-filing accepted by China NMPA in May 2026; Potential launch post-NMPA decision in early 2027 |

Cancer | Inflammation / Fibrosis | Degrader | DAC

**China R&D incubator provides new promising clinical assets for global development in cancer, immunology & inflammatory (I&I) diseases, and pain**

Gyre THERAPEUTICS

5

# A Modular Degrader Platform: From Discovery to Clinic

## Ubiquitin Proteasome System (UPS) – Our Engine for Targeted Protein Degradation



Degrader
E3 ligase
Lys
Disease causing protein
RING
E2
Ub
E3 ligase
Lys
Disease causing protein
Disease-causing protein
Ubiquitin Chain
Proteasome
Degraded protein
Gyre's Targeted Protein Degrader Molecule
Identifying & Binding
Tagging Disease Protein
Disease-Causing protein being degraded by the proteasome

**Gyre's Proprietary Targeted Protein Degraders' Catalytic Mechanism of Action Enables:**

- High Potency
- Access to Undruggable Targets
- Modular Design to Create Multiple Degraders

Our expertise also translates well into implementing TPD technology into Antibody-drug conjugates (ADCs) to make next-gen ADCs, called Degrader Antibody Conjugates (DACs).

**One Platform. Multiple Degraders. Built for Broad Impact Across Oncology and Immunology.**

Gyre THERAPEUTICS
7

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# CDK2-Cyclin E Dual Degrader: Novel Strategy for Multiple Solid Cancer Types

## Cyclin E Is Functionally Amplified or Overexpressed Across Multiple Cancer Types

### CCNE1 Amplification Prevalence (%)


Pan-tumor
Ovary
Uterus/endometrial
Gallbladder
GE
Urinary
Bladder
Unknown Primary
Gi-neuro
Small Cell
Breast
N = 486,340 [1]
0%
5%
10%
15%

[1] Lee et al (2026) Clin Cancer Res. PMID: 41870274

## Diverse CDK4/6i or Endocrine Therapy Resistance Converge on Activation of CDK2/Cyclin E


[1, 4, 5] [6]
Cyclin E overexpression
[2,4]
CCNE amplification
[2,5]
Rb loss
[3]
PTEN loss
[2] [7]
PI3K upregulation
[4]
MYC overexpression
[8]
Erα alterations
ET Resistance
CDK2/ cyclin E
CDK4/6i Resistance
CDK2-Cyclin E Dual Degrader

[1] Turner NC (2019) J Clin Oncol. PMID: 30807234; [2] Herrera-Abreu MT (2016) Cancer Res. PMID: 27020857; [3] Costa C (2020) Cancer Discov. PMID: 31594766
[4] Freeman-Cook (2021) Cancer Cell. PMID: 34520734; [5] Wander SA (2020) Cancer Discov. PMID: 32404308; [6] Al-Qasem AJ (2022) NPJ Precis Oncol. 2022 PMID: 36153348
[7] Josefine B (2012) Breast Cancer Res Treat. PMID: 23242584; [8] Caldon CE (2012) Mol. Cancer Ther. PMID: 22564725

## Market Opportunity & Unmet Medical Need

- **Verzenio, Kisqali, and Ibrance**
- **~$14.6B Total Global Revenues in 2025**
- **Projected total global revenues between $25.8B - $35.7B by early 2030s**
- **~50% of patients develop resistance to CDK4/6 inhibitors within 2 years of starting therapy**

Strategic Market Research, July 2026

Gyre THERAPEUTICS

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 CG923308 Demonstrates Anti-Cancer Efficacy in Resistant Preclinical Models  9  CG923308 produces meaningful anti-cancer efficacy in multiple solid tumor preclinical mouse models, including CDK4/6i-resistant models   MKN1 Gastric CDX  HCC1599 TNBC CDX  OVCAR3 Ovarian CDX  CDK4/6i-resistant MCF7 CDX  CDK4/6i-resistant breast PDX  INCB123667: A phase 2/3 CDK2 inhibitor by Incyte; Palbo: Palbociclib (Ibrance), CDK4/6 inhibitor developed by Pfizer; TQB3616: CDK2/4/6 inhibitor developed by Chia Tai Tianqing; TNBC: triple-negative breast cancer  CDK2 / Cyclin E  TYK2 / JAK1  TRK  DAC  Fibrosis  GSPT1  A. Ovarian Cancer CDX  C. Gastric Cancer CDX  D. TNBC CDX  B. Chemo-resistant TNBC PDX  E. CDK4/6i-resistant breast cancer CDX  F. CDK4/6i-resistant breast cancer PDX

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# TYK2-JAK1 Dual Degrader: Next-Generation Therapy for Autoimmune Diseases

## Cytokine signaling mediated by TYK2 and JAK1


IL-12
Drives Th1 differentiation and activation
IL-23
Drives Th17 differentiation and maintenance
Type I IFNs
Antiviral response and inflammation
TYK2
JAK2
TYK2
TYK2
JAK1
TYK2
+
JAK1
(Heterodimer)
STAT Activation
Pro-inflammatory Gene Expression
Chronic Inflammation and Autoimmune Diseases

## Sweet Spot of TYK2/JAK1 Dual Targeting


High
Broad / key disease-driving cytokines
Efficacy
Low
Limited relevance to core IMID pathways
TYK2 & JAK1
JAK1
JAK3
TYK2
JAK2
✓ Broad disease coverage
✓ Synergistic activity via dual degradation enhances efficacy
✓ Sparing JAK2 and JAK3 leads to a favorable safety profile
High Risk
(severe immunosuppression, hematologic, infection, others)
Safety
Low Risk
(more favorable safety profile)

## Significant Unmet Need and Market Opportunity Across Autoimmune Diseases

**125MM+**
Patients Worldwide[1]
Psoriasis

**18MM**
Patients Worldwide[2]
Rheumatoid Arthritis

**204K+**
Patients U.S.[3]
Systemic Lupus Erythematosus

Other Inflammatory and Autoimmune Indications

Notes:
1. https://www.psoriasis.org/psoriasis-statistics/
2. https://www.who.int/news-room/fact-sheets/detail/rheumatoid-arthritis;
3. https://www.niams.nih.gov/health-topics/lupus/basics/symptoms-causes;

Gyre THERAPEUTICS
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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# CG620953 Demonstrates Efficacy in Lupus and RA Preclinical Models

## Lupus

### Survival rate


Percent of survival
100
80
60
0
20
40
60
80
100
Days since dosing
Control-vehicle
CG620953 (60 mpk, qd, po)
CG620953 (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Deucravacitinib (10 mpk, qd, po)
Disease model

### Doral skin lesion score


*P≤0.05, **P≤0.01, ****P≤0.0001 vs Model group
Nose lesion score
0
1
2
3
4
5
Control
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

### Kidney injury histopathology


Kidney histopathological Score
0
5
10
15
20
Control
Vehicle
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

## RA

### Joint inflammation & cartilage destruction


Joint thickness (mm)
7
8
9
10
11
12
0
5
10
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

### Hind paw edema


Plantar thickness (mm)
4.0
4.5
5.0
5.5
0
5
10
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

### TYK2/JAK1 degradation & JAK2/3 sparing


protein % change from baseline
0
-20
-40
-60
-80
-100
-25
-71
-91
-4
-21
-71
0
-6
-8
-2
-5
-19
TYK2
JAK1
JAK2
JAK3
0.1nM
1nM
10nM

**CG620953 exhibit enhanced efficacy signals in preclinical models**

Gyre THERAPEUTICS

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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# Pan-TRK Degrader: Potential First-in-Class, Non-Opioid Therapeutic Degrader for Cancer-Induced Bone Pain

## Cancer-Induced Bone Pain U.S. Market Opportunity

### 280K – 330K

New cases of malignant bone metastasis in the U.S. annually [1,2]

### Significant Unmet Need

70-90% develop symptomatic pain with limited current treatment options [3]

### 193-225 Days

Average treatment duration for cancer-induced bone pain [4,5]

1. https://pubmed.ncbi.nlm.nih.gov/22570568
2. https://pubmed.ncbi.nlm.nih.gov/26229504
3. https://pubmed.ncbi.nlm.nih.gov/23344095
4. https://pubmed.ncbi.nlm.nih.gov/25919474
5. https://pubmed.ncbi.nlm.nih.gov/37343145

## Our Differentiated Approach

### CG001419

**Oral Pan-TRK Degrader**

**Differentiated Mechanism**

Degrades TrkA at the source

**Early Clinical Validation**

Phase 1a target engagement in high single-digit / low double-digit nanomolar ranges. Well-tolerated up to highest dose tested.[6]

**Speed Advantage**

U.S.–China clinical development enables parallel execution and faster timelines

6. Company data; CG001419-101 (NCT06636500).

Gyre THERAPEUTICS

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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# CG001419 Phase 1 Results: PD Target Engagement and Safety

## Multiple Ascending Dose (MAD) PK – Day 7


100
50
0
Concentration (ng/ mL)
0
4
8
12
16
20
24
Nominal Time (Hours)
Low Dose 1 (n=6)
Dose 2 (n=6)
Dose 3 (n=6)
High Dose 4 (n=6)

## Pharmacodynamics: Potential Target Engagement

Surrogate PD Assay Demonstrated Degradation Potency in the Low-nM Range.


Reporter Cell Line
GFP
TRKA
Patient Plasma
DC50 = 2.1 ng/mL
DC90 = 16 ng/mL
100
50
0
Degradation (%)
0
0.87
8.7
87
CG001419 (ng/mL)

## Safety / Tolerability from Phase 1

### Pharmacodynamics: potential target engagement demonstrated

- Plasma-to-reporter cell assay showed **TRKA degradation**, supporting potential target engagement
- Potent surrogate PD activity observed: **DC50 = 2.1 ng/mL; DC90 = 16 ng/mL**

### Favorable safety / tolerability profile

- Single and multiple oral doses were well tolerated up to the highest tested dose levels
- Most TEAEs were **mild or moderate; no Grade 4 TEAEs** reported
- Common TEAEs were largely general / administration-site events, likely related to blood collection procedures

### Predictable exposure profile supports continued development

- Single-dose CG001419 exposure increased **dose-proportionally**
- Fed condition increased systemic exposure; 7-day MAD exposure increased **less than dose-proportionally** for CG001419 and metabolites M2/M8

**Completed Phase 1 studies in healthy volunteers; currently planning Phase 2 for cancer-induced bone pain to commence in U.S. or China**

Source: Company data; CG001419-101 (NCT06636500).

Gyre THERAPEUTICS
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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# CG009301: Targeting GSPT1 for AML and Solid Tumor Cancers

- GSPT1 controls protein translation termination and plays important function for leukemia stem cells and tumor cells with MYC overproduction
- GSPT1 lacks an active site and is often considered "undruggable"
- Other programs targeting GSPT1 show insufficient therapeutic index. CG009301 demonstrate encouraging safety profile in our preclinical studies and early clinical development.


GTP
GSPT1
60S
eRF1
40S
GTP
Hydrolysis
GDP
GSPT1
60S
eRF1
40S
Peptide
Release
GDP
GSPT1
60S
eRF1
40S

## Global Blood Cancer Treatment Market

Size, by Treatment Type, 2023-2033 (USD Bn)


16
8
0
5.9
6.5
7.2
7.9
8.7
9.6
10.6
11.7
12.9
14.3
15.7
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Chemotherapy
Radiation Therapy
Targeted Therapy
Others

| | | | |
|---|---|---|---|
| The Market will Grow At the CAGR of: | 10.3% | The Forecasted Market size for 2033 in US$: | 15.7Bn |

market.us

## U.S. Patient Population

| AML [1] | MDS [1] | ALL [1] | MYC-amplified Solid Tumors [2],[3] |
|---|---|---|---|
| ~20,800 new cases | ~10,000 new cases | ~6,500 new cases | 28% |
| 11,220 mortality | 30-40% MDS progress to AML [4] | 1,330 mortality | |

Notes:
1. 2024 by American Cancer Society estimates
2. The Cancer Genome Atlas (TCGA) estimates
3. Schaub et al (2018) *Cell Syst* PMID: 29596783O
4. Volpe et al. (2022) *Clin Lymphoa Myelom Leuk*, PMID: 34544674

Gyre THERAPEUTICS

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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# CG009301: Ongoing Phase 1 in China for patients with high-risk heme malignancies



Dose Escalation
Dose Expansion
Dose level 10 - mg QD,n=xx
Dose level 9 - mg QD, n=xx
Dose level 8 - mg QD, n=xx
Dose level 7 - mg QD,n=6~12
Dose level 6 - mg QD,n=6~12
Dose level 5 - mg QD,n=3~6
Dose level 4 - mg QD, n=3~6
Dose level 3 - mg QD, n=3
Dose level 2 - mg QD, n=1
Dose level 1 - mg QD, n =1
BOIN Design
Rapid titration
Dose level 3a - mg QD,n=3~6
Dose level 3 - mg QD,n=3~6
Dose level 2a - mg QD, n=3~6
Dose level 2 - mg QD, n=3
BOIN Design
D1-7 each cycle iv. administration
D1-14 each cycle iv. administration
28 days as one cycle
Dose X: xx mg, n=9~18
Dose X: xx mg, n=9~18
RP2D
R/R-AML, HR-MDS & R/R-ALL

Recurrent or refractory haematological malignancies 50-86 subjects

Gyre THERAPEUTICS

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 Degrader-Antibody Conjugates (DACs)

 Leveraging Expertise in TPDs and China ADC Platform to Develop Degrader-Antibody Conjugates (DACs)  Gyre’s DAC Platform for Multiple Cancer Types  HIGH POTENCY  IMPROVED pk  Gyre’s DAC Mechanism of Action & Benefits  EnhancED SAFETY  17  CDK2 / Cyclin E  TYK2 / JAK1  TRK  DAC  Fibrosis  GSPT1  mAbs – monoclonal antibodies  TAAs – Tumor-assisted Antigens

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# Gyre's DACs Demonstrate Broad Efficacy Across Diverse Tumor Types

## A. AML CDX model


Tumor Volume (mm³)
1500
1000
500
0
0 10 20 30 40 50 60 70 80
Days after treatment initiation
Vehicle
mAb6-L1-DAC
mAb6-L2-DAC
10 mpk/single dose

## C. Breast Cancer model


Tumor Volume (mm³)
2000
1500
1000
500
0
0 10 20 30 40 50 60 70 80
Days after treatment initiation
Vehicle
mAb3-DAC, 1 mpk/iv
mAb3-DAC, 3 mpk/iv
single dose

## E. Prostate Cancer CDX model


Tumor volume (mm³)
2500
2000
1500
1000
500
0
0 10 20 30 40
Days after treatment initiation
Vehicle
mAb1-DAC, 1 mpk/iv/q3w
mAb1-DAC, 3 mpk/iv/q3w

## B. AML CDX model


Tumor Volume (mm³)
3000
2500
2000
1500
1000
500
0
0 4 8 12 16 20 24 28
Days after treatment initiation
Vehicle
mAb6-DAC, 1 mpk/iv
mAb6-DAC, 3 mpk/iv

## D. Breast Cancer model


Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0 10 20 30 40 50 60 70 80 90 100
Days after treatment initiation
Vehicle
Dxd-ADC, 5 mpk/iv
mAb3-DAC, 10 mpk/iv
single dose

## F. NSCLC CDX model


Tumor volume (mm³)
1000
800
600
400
200
0
0 10 20 30
Days after treatment initiation
Vehicle
mAb4-DAC, 3 mpk
mAb7-DAC, 3 mpk
single dose

**mAb**: monoclonal antibody recognizing a specific antigen; **DXd-ADC**: HER2-DXd ADC (Enhertu) Developed by Daiichi Sankyo and AstraZeneca

Gyre THERAPEUTICS
18

 DAC for Prostate Cancer and Solid Tumors With An Epigenetic-Targeting Payload  Therapeutic-resistant PDX model  Prostate cancer CDX model  Non-human primate pilot toxicity  Prostate cancer causes 35,000 – 36,500 deaths each year and is the second-leading cause of cancer death in the US.1  Epigenetic factors are frequently mutated across human malignancies, including prostate cancer.   Prior developments targeting epigenetic factors for prostate cancer has been limited by the toxicity.  Protein degradation & cytotoxicity  19  CDK2 / Cyclin E  TYK2 / JAK1  TRK  DAC  Fibrosis  GSPT1  American Cancer Society estimates as of August 2026

 Commercial Foundation and Growth Opportunities with F351 (Hydronidone)

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# ETUARY™: The Commercial Anchor of Our Fibrosis Franchise Since 2011

## A Durable Revenue Base that Funds Innovation and Supports Our Next-generation Degrader / DAC Platform

**Established Leadership**

ETUARY™ has anchored our IPF franchise in China through consistent execution and broad physician reach, supported by ~370 commercial personnel across 3,000+ hospitals and pharmacies.

**Durable Market Position**

ETUARY™ was approved by NMPA in 2011 before Esbriet approval by US FDA. GYRE Pharmaceuticals has maintained market leadership positions in China since then, which demonstrated GYRE's capability to manage the drug life cycle.

**Funds the Innovation Pipeline**

ETUARY™'s recurring commercial revenue supports our next-generation degrader / DAC platform without dilution dependence.

1 ETUARY™ (Pirfenidone) [1] → 2 Etorel ™ – Launched in 2025 → 3 F351 (Hydronidone)


ETUARY
Pirfenidone
Capsules

**China's Leading Pirfenidone Brand**
For the Treatment of IPF [1]


150 mg

Complementary PF option that extends the fibrosis toolkit alongside ETUARY™.


F351

NDA accepted for priority review by NMPA in May 2026.

**A One-stop Shop for Fibrosis – Building Physician Reach Ahead of F351**

Notes:
1. ETUARY market position based on IQVIA CHPA data for pirfenidone in China [2014-2026]; legal review required. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination. 2017 sales in audited China GAAP; 2025 in audited U.S. GAAP

Gyre THERAPEUTICS
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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# F351 Phase 3 Results in CHB-associated Liver Fibrosis Supports Regulatory Filing

**F351 poised to be the next-generation of fibrosis therapy**

**Breakthrough Therapy Designation Priority Review of NDA**
(China NMPA, 2021, 2026)

**NDA accepted by NMPA in May 2026**

## Primary Endpoint Met with High Statistical Significance

**≥1-stage fibrosis regression at Week 52:**

- F351: 52.85% (n=123) vs.
- Placebo: 29.84% (n=124)
- **Delta: 23.01%**
- **p = 0.0002** (ITT analysis with central blinded pathology review)
- Consistent with fibrosis regression rates observed in Phase 2

## Key Secondary Endpoint Reduction in Liver Inflammation

**≥1-grade inflammation improvement without fibrosis progression at Week 52:**

- F351: 49.57% (n=123) vs.
- Placebo: 34.82% (n=124)
- **Delta: 14.75%**
- **p = 0.0246**
- Reinforces anti-inflammatory activity

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CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

# MASH Fibrosis Market Provides Significant Upside Opportunity For F351

China-First Strategy Provides Accelerated POC

## Forecasted Market Size of MASH Fibrosis Therapies in the USA ($MM USD)


42% CAGR
(2025 – 2032)
$479
$728
$1,109
$1,740
$2,481
$3,310
$4,247
$5,462
2025
2026
2027
2028
2029
2030
2031
2032

- Current U.S. MASH prevalence is estimated at ~14MM [(1)]
- MASH represents tremendous growth opportunity due to very low current MASH diagnosis rate (5-10%)
- Rising obesity and diabetes increase MASH progression via liver inflammation

USA MASH Therapeutics Sales forecast from Evaluate Pharma as of 5-13-2026
Assumes 50% of all MASH patients progress to MASH fibrosis (Stage ≥F2) based on Luthra & Sheth (2025).
Note:
1. Le et al. (2025) JAMA; AJMC; MASH Awareness; Estes et al. (2018) AASLD; L.E.K. interviews

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 24  Key Value Drivers  Lead TPD Assets  Opportunities in cancer and autoimmune diseases with dual degraders  TPD portfolio highly validated for large unmet need indications  TPD / DAC R&D Engine  Multiple shots on goal  DACs paint a promising picture as the next-gen to ADCs / TPDs alone  Global Exposure   Lean operations to de-risk assets  U.S. headquarters and integrated U.S. and China R&D operations  Revenues to Support Operations  ETUARYTM and anticipated F351 sales in China expected to cover operation expenses to support early-stage R&D and proof-of-concepts studies  1  2  3  4

# U.S. Management Team with Cross-Culture Operational Experience



**Ying Luo, Ph.D.**
Chief Executive Officer



**Thomas Eastling**
Chief Financial Officer



**Weiguo Ye**
Chief Operating Officer



**Yue Xiong, Ph.D.**
Chief Scientific Officer



**Ruoyu Chen**
Chief Information Officer



**Jialiang Wang, Ph.D.**
Executive Vice President, General Manager



**Joshua Bergmann, J.D.**
General Counsel and Corporate Secretary



**Seth Goldblum, MBA**
Senior Vice President – Corporate Development



**Mark Marino, M.D.**
Senior Vice President – Clinical Development



**Michael Plewe, Ph.D.**
Senior Vice President - Medicinal Chemistry



**Jing Liu, Ph.D.**
Senior Vice President – Platform Chemistry



**Chuck Monahan**
Senior Vice President – Regulatory Affairs



**Leslie Robinson, Ph.D., J.D.**
Vice President - Intellectual Property and Licensing



**Sudan Loganathan, Ph.D.**
Vice President – Investor Relations & Finance Strategy



**Liang Zhao**
Vice President – Corporate Controller

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Thank You!